UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: September 8, 2022

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 5328

Madison, Wisconsin 53705

(Address of principal executive offices) (Zip Code)

(800) 438-7394

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of exchange on which registered
2.00% Senior Notes Due 2031	JDCC 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01	Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance by John Deere Capital Corporation (the “Company”), on September 8, 2022, of $750,000,000 aggregate principal amount of 4.050% Fixed Rate Senior Notes due September 8, 2025, $900,000,000 aggregate principal amount of 4.150% Fixed Rate Senior Notes due September 15, 2027, and $600,000,000 aggregate principal amount of 4.350% Fixed Rate Senior Notes due September 15, 2032 pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-237579) (the “Registration Statement”).

(d)      Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

Exhibit	Description
(5.1)	Opinion of Kirkland & Ellis LLP
(23.1)	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

JOHN DEERE CAPITAL CORPORATION

By:	/s/ Paul Wilczynski
Paul Wilczynski
Assistant Secretary

Dated: September 8, 2022

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